REMITLY GLOBAL, INC. 2021 EMPLOYEE STOCK PURCHASE PLAN DEFINITIONS. “Affiliate” means any entity, other than a Subsidiary or Parent, (i) that, directly or indirectly, is controlled by, controls or is under common control with, the Company and (ii) in which the Company has a significant equity interest, in either case as determined by the Committee, whether now or hereafter existing. “Board” shall mean the Board of Directors of the Company. “Code” shall mean the U.S. Internal Revenue Code of 1986, as amended. “Committee” shall mean the Committee of the Board that consists exclusively of one or more members of the Board appointed by the Board. “Common Stock” shall mean the common stock of the Company. “Company” shall mean Remitly Global, Inc. “Contributions” means payroll deductions taken from a Participant's Compensation and used to purchase shares of Common Stock under the Plan and, to the extent payroll deductions are not permitted by applicable laws (as determined by the Committee in its sole discretion), contributions by other means, provided, however, that allowing such other contributions does not jeopardize the qualification of the Plan as an “employee stock purchase plan” under Section 423 of the Plan. “Corporate Transaction” means the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then-outstanding voting securities; (ii) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or (iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation. “Effective Date” shall mean the date on which the Registration Statement covering the initial public offering of the shares of Common Stock is declared effective by the U.S. Securities and Exchange Commission. 1 Exhibit 10.4

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended. “Fair Market Value” shall mean, as of any date, the value of a share of Common Stock determined as follows: ● if such Common Stock is then quoted on the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market (collectively, the “Nasdaq Market”), its closing price on the Nasdaq Market on the date of determination, or if there are no sales for such date, then the last preceding business day on which there were sales, as reported in The Wall Street Journal or such other source as the Board or the Committee deems reliable; ● if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Board or the Committee deems reliable; ● with respect to the initial Offering Period, Fair Market Value on the Offering Date shall be the price at which shares of Common Stock are offered to the public pursuant to the Registration Statement covering the initial public offering of shares of Common Stock; or ● if none of the foregoing is applicable, by the Board or the Committee in good faith. “Non-Section 423 Component” means the part of the Plan which is not intended to meet the requirements set forth in Section 423 of the Code. “Notice Period” shall mean within two (2) years from the Offering Date or within one (1) year from the Purchase Date on which such shares were purchased. “Offering Date” shall mean the first business day of each Offering Period; provided that for the initial Offering Period, the Offering Date shall be the Effective Date. “Offering Period” shall mean a period with respect to which the right to purchase Common Stock may be granted under the Plan, as determined by the Committee pursuant to Section 5(a). “Oversubscribed” shall mean the cumulative share amounts for any Purchase Date are larger than the remaining amount of shares available under the Plan. “Parent” shall have the same meaning as “parent corporation” in Sections 424(e) and 424(f) of the Code. “Participant” shall mean an eligible employee who meets the eligibility requirements set forth in Section 4 and who is either automatically enrolled in the initial Offering Period or who elects to participate in this Plan pursuant to Section 6(b). “Participating Corporation” shall mean any Parent, Subsidiary or Affiliate that the Committee designates from time to time as eligible to participate in this Plan. For 2 purposes of the Section 423 Component, only the Parent and Subsidiaries may be Participating Corporations, provided, however, that at any given time a Parent or Subsidiary that is a Participating Corporation under the Section 423 Component shall not be a Participating Corporation under the Non-Section 423 Component. The Committee may provide that any Participating Corporation shall only be eligible to participate in the Non-Section 423 Component. “Plan” shall mean this Remitly Global, Inc. 2021 Employee Stock Purchase Plan, as may be amended from time to time. “Purchase Date” shall mean the last business day of each Purchase Period, which is the last calendar day of February and August. If those dates are not Trading Days, the Purchase will take place on the preceding Trading Day. “Purchase Period” shall mean an approximate six (6) month period during which Contributions may be made toward the purchase of Common Stock under the Plan, as determined by the Committee pursuant to Section 5(b), commencing on the Offering Date and ending with the Purchase Date “Purchase Price” shall mean the price at which Participants may purchase shares of Common Stock under the Plan, as determined pursuant to Section 8. “Section 423 Component” means the part of the Plan, which excludes the Non-Section 423 Component, pursuant to which options to purchase shares of Common Stock under the Plan that satisfy the requirements for “employee stock purchase plans” set forth in Section 423 of the Code may be granted to eligible employees. “Subsidiary” shall have the same meaning as “subsidiary corporation” in Sections 424(e) and 424(f) of the Code. “Trading Day” means a day on which the national stock exchange upon which Common Stock is listed is open for trading. 1. PURPOSE. Remitly Global, Inc. adopted the Plan effective as of the Effective Date. The purpose of this Plan is to provide eligible employees of the Company and the Participating Corporations with a means of acquiring an equity interest in the Company, to enhance such employees’ sense of participation in the affairs of the Company. 2. ESTABLISHMENT OF PLAN. The Company proposes to grant rights to purchase shares of Common Stock to eligible employees of the Company and its Participating Corporations pursuant to this Plan. The Company intends this Plan to qualify as an “employee stock purchase plan” under Section 423 of the Code (including any amendments to or replacements of such Section), and this Plan shall be so construed, although the Company makes no undertaking or representation to maintain such qualification. Any term not expressly defined in this Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. In addition, this Plan 3 authorizes the grant of options under a Non-Section 423 Component that is not intended to meet Section 423 requirements, provided, to the extent necessary under Section 423 of the Code, the other terms and conditions of the Plan are met. Subject to Section 14, a total of 3,500,000 shares of Common Stock is reserved for issuance under this Plan. In addition, on each January 1 of each of 2022 through 2031, the aggregate number of shares of Common Stock reserved for issuance under the Plan shall be increased automatically by the number of shares equal to one percent (1%) of the total number of outstanding shares of Common Stock and shares of preferred stock of the Company outstanding (on an as converted to common stock basis) on the immediately preceding December 31st (rounded down to the nearest whole share); provided, that the Board or the Committee may in its sole discretion reduce the amount of the increase in any particular year. Subject to Section 14, no more than 35,000,000 shares of Common Stock may be issued over the term of this Plan. The number of shares initially reserved for issuance under this Plan and the maximum number of shares that may be issued under this Plan shall be subject to adjustments effected in accordance with Section 14. Any or all such shares may be granted under the Section 423 Component. 3. ADMINISTRATION. The Plan will be administered by the Committee. The Committee may delegate administrative tasks under the Plan to a subcommittee or to one or more officers to assist with the administration of the Plan pursuant to specific delegation as permitted by applicable law. Subject to the provisions of this Plan and the limitations of Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of this Plan shall be determined by the Committee and its decisions shall be final and binding upon all eligible employees and Participants. The Committee will have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility, to designate the Participating Corporations, to determine whether Participating Corporations shall participate in the Section 423 Component or Non-Section 423 Component and to decide upon any and all claims filed under the Plan. Every finding, decision and determination made by the Committee will, to the full extent permitted by law, be final and binding upon all parties. Notwithstanding any provision to the contrary in this Plan, the Committee may adopt rules, sub-plans, and/or procedures relating to the operation and administration of the Plan designed to facilitate compliance with local laws, regulations or customs or to achieve tax, securities law or other objectives for eligible employees outside of the United States. Further, the Committee is specifically authorized to adopt rules and procedures regarding the application of the definition of Compensation (as defined below) to Participants on payrolls outside of the United States, handling of payroll deductions and other contributions, taking of payroll deductions and making of other contributions to the Plan, establishment of bank or trust accounts to hold contributions, payment of interest, establishment of the exchange rate applicable to payroll deductions taken and other contributions made in a currency other than U.S. dollars, obligations to pay payroll tax, determination of beneficiary designation requirements, tax withholding procedures, and handling of stock certificates that vary with applicable local requirements. 4

The Committee will have the authority to determine the Fair Market Value of the Common Stock (which determination shall be final, binding and conclusive for all purposes) in accordance with Section 7 below and to interpret Section 7 of the Plan in connection with circumstances that impact the Fair Market Value. Members of the Committee shall receive no compensation for their services in connection with the administration of this Plan, other than standard fees as established from time to time by the Board for services rendered by Board members serving on Board committees. All expenses incurred in connection with the administration of this Plan shall be paid by the Company. For purposes of this Plan, the Committee may designate separate offerings under the Plan (the terms of which need not be identical) in which eligible employees of one or more Participating Corporations will participate, and the provisions of the Plan will separately apply to each such separate offering even if the dates of the applicable Offering Periods of each such offering are identical. To the extent permitted by Section 423 of the Code, the terms of each separate offering under the Plan need not be identical, provided that the rights and privileges established with respect to a particular offering are applied in an identical manner to all employees of every Participating Corporation whose employees are granted options under that particular offering. The Committee may establish rules to govern the terms of the Plan and the offering that will apply to Participants who transfer employment between the Company and Participating Corporations or between Participating Corporations, in accordance with requirements under Section 423 of the Code to the extent applicable. 4. ELIGIBILITY. (a) Any employee of the Company or the Participating Corporations is eligible to participate in an Offering Period under this Plan, except that one or more of the following categories of employees may be excluded from coverage under the Plan if determined by the Committee (other than where such exclusion is prohibited by applicable law): (i) employees who do not meet eligibility requirements that the Committee may choose to impose (within the limits permitted by the Code); (ii) employees who are not employed by the Company or a Participating Corporation prior to the beginning of such Offering Period or prior to such other time period as specified by the Committee; (iii) employees who are customarily employed for twenty (20) or less hours per week; (iv) employees who are customarily employed for five (5) months or less in a calendar year; (v) (a) employees who are “highly compensated employees” of the Company or any Participating Corporation (within the meaning of Section 414(q) of the Code), or (b) any employees who are “highly compensated employees” with 5 compensation above a specified level, who is an officer and/or is subject to the disclosure requirements of Section 16(a) of the Exchange Act; (vi) employees who are citizens or residents of a foreign jurisdiction (without regard to whether they are also a citizen of the United States or a resident alien (within the meaning of Section 7701(b)(1)(A) of the Code)) if either (i) such employee’s participation is prohibited under the laws of the jurisdiction governing such employee, or (ii) compliance with the laws of the foreign jurisdiction would violate the requirements of Section 423 of the Code; and (vii) individuals who provide services to the Company or any of its Participating Corporations who are reclassified as common law employees for any reason except for federal income and employment tax purposes. The foregoing notwithstanding, an individual shall not be eligible if his or her participation in the Plan is prohibited by the law of any country that has jurisdiction over him or her, if complying with the laws of the applicable country would cause the Plan to violate Section 423 of the Code, or if he or she is subject to a collective bargaining agreement that does not provide for participation in the Plan. (b) No employee who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, owns stock or holds options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or its Parent or Subsidiary or who, as a result of being granted an option under this Plan with respect to such Offering Period, would own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or its Parent or Subsidiary shall be granted an option to purchase Common Stock under the Plan. Notwithstanding the foregoing, the rules of Section 424(d) of the Code shall apply in determining share ownership and the extent to which shares held under outstanding equity awards are to be treated as owned by the employee. 5. OFFERING PERIODS. (a) Initial Offering Period. (i) The initial Offering Period shall commence on the Effective Date and shall end with the Purchase Date that occurs on a date selected by the Committee which is no more than twenty seven (27) months after the commencement of the initial Offering Period. (ii) The initial Offering Period shall consist of four (4) Purchase Periods (except as otherwise provided by the Committee). (iii) Any employee who is an eligible employee determined in accordance with Section 4 immediately prior to the initial Offering Period will be automatically enrolled in the initial Offering Period under this Plan at a Contribution level of one percent (1%). 6

(iv) Contributions shall commence on the first payday following the last Purchase Date, as soon as practicable following the effective date of filing with the U.S. Securities and Exchange Commission a securities registration statement for the Plan) and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in this Plan. (v) A decrease in the rate of Contributions may be made twice during the initial Purchase Period and once during any subsequent Purchase Period, or more frequently under rules determined by the Committee. (b) Each Offering Period shall consist of up to four (4) (except as otherwise provided by the Committee)Purchase Periods during which Contributions made by Participants are accumulated under this Plan. (c) Offering Periods to consist of four (4) separate six (6) month Purchase Periods, except as otherwise provided by an applicable sub-plan, or by the Committee. The Committee may at any time establish a different duration for an Offering Period or Purchase Period to be effective after the next scheduled Purchase Date, up to a maximum duration of twenty-four (24) months. 6. PARTICIPATION IN THIS PLAN. (a) With respect to Offering Periods any employee who is an eligible employee determined in accordance with Section 4 immediately prior to an Offering Period may elect to participate in this Plan by submitting an enrollment agreement prior to the commencement of the Offering Period (or such earlier date as the Committee may determine) to which such agreement relates, subject to the other terms and provisions of this Plan. (b) Once an employee becomes a Participant in an Offering Period, then such Participant will automatically participate in each subsequent Offering Period commencing immediately following the last day of the prior Offering Period unless the Participant withdraws or is deemed to withdraw from this Plan or terminates further participation in an Offering Period as set forth in Section 10 or Section 11 below. A Participant who is continuing participation pursuant to the preceding sentence is not required to file any additional enrollment agreement in order to continue participation in this Plan, but participation in any subsequent Offering Period will be governed by the Plan and enrollment agreement and other terms in effect on the Offering Date for such relevant Offering Period; a Participant who is not continuing participation pursuant to the preceding sentence is required to file an enrollment agreement prior to the commencement of the Offering Period (or such earlier date as the Committee may determine) to which such agreement relates. 7. PURCHASE PRICE. The Purchase Price per share at which a share of Common Stock will be sold in any Offering Period shall be eighty-five percent (85%) of the lesser of: (a) The Fair Market Value on the Offering Date; or 7

(b) The Fair Market Value on the Purchase Date. 8. PAYMENT OF PURCHASE PRICE; CONTRIBUTION CHANGES; SHARE ISSUANCES. (a) The Purchase Price shall be accumulated by regular payroll deductions made during each Offering Period. (i) The Contributions are made as a percentage of the Participant’s Compensation in one percent (1%) increments not less than one percent (1%), nor greater than fifteen percent (15%) or such lower limit or other increment requirements set by the Committee. (ii) “Compensation” shall mean base salary or regular hourly wages (including base salary and hourly wages paid while on a leave of absence. For purposes of determining a Participant’s Compensation, any election by such Participant to reduce his or her regular cash remuneration under Sections 125 or 401(k) of the Code (or in foreign jurisdictions, equivalent deductions) shall be treated as if the Participant did not make such election. (b) Changes To Contributions During Purchase Period. (i) Decrease Contributions. A Participant may decrease the rate of Contributions one time during a Purchase Period by filing with the Company or a third party designated by the Company a Change of Enrollment agreement, with the new rate to become effective no later than the third payroll period commencing after the Company’s receipt of the authorization and continuing for the remainder of the Offering Period unless changed as described below. (ii) Suspended Contributions. A Participant may reduce his or her Contribution percentage to zero during a Purchase Period by filing with the Company or a third party designated by the Company a request for cessation of Contributions. Such reduction shall be effective beginning no later than the third payroll period after the Company’s receipt of the request and no further Contributions will be made for the duration of the Offering Period. Contributions credited to the Participant’s account prior to the effective date of the request shall be used to purchase shares of Common Stock in accordance with Subsection (c) below. A reduction of the Contribution percentage to zero shall be treated as such Participant’s withdrawal from such Offering Period and the Plan, effective as of the day after the next Purchase Date following the filing date of such request with the Company. (iii) Increase Contributions. A Participant may increase the rate of Contributions for any subsequent Offering Period by filing with the Company or a third party designated by the Company a Change of Enrollment agreement prior to the beginning of the following Purchase Period, or such other time period as specified by the Committee. Contributions shall commence on the first payday following the last Purchase Date and shall continue to the end of the Offering Period unless sooner altered or 8 terminated as provided in this Plan. Notwithstanding the foregoing, the terms of any sub-plan may permit matching shares without the payment of any purchase price. (c) All Contributions made for a Participant are credited to his or her book account under this Plan and are deposited with the general funds of the Company, except to the extent local legal restrictions outside the United States require segregation of such Contributions. No interest accrues on the Contributions, except to the extent required due to local legal requirements. All Contributions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions, except to the extent necessary to comply with local legal requirements outside the United States. (d) On each Purchase Date, so long as this Plan remains in effect and provided that the Participant has not submitted a signed and completed withdrawal form before that date which notifies the Company that the Participant wishes to withdraw from that Offering Period under this Plan and have all Contributions accumulated in the account maintained on behalf of the Participant as of that date returned to the Participant, the Company shall apply the funds then in the Participant’s account to the purchase of shares of Common Stock reserved under the option granted to such Participant with respect to the Offering Period to the extent that such option is exercisable on the Purchase Date. The Purchase Price per share shall be as specified in Section 7 of this Plan. Any fractional share, as calculated under this Subsection (e) below, shall be rounded down to four decimal places. Any amount remaining in a Participant’s account on a Purchase Date which is less than the amount necessary to purchase a share after applying the foregoing shall be refunded without interest; however, the Committee may determine for future Offering Periods that such amounts shall be carried forward without interest (except to the extent necessary to comply with local legal requirements outside the United States) into the next Purchase Period. No Common Stock shall be purchased on a Purchase Date on behalf of any employee whose participation in this Plan has terminated prior to such Purchase Date, except to the extent required due to local legal requirements outside the United States. (e) As promptly as practical after the Purchase Date, the Company shall issue shares for the Participant’s benefit representing the shares purchased. (f) During a Participant’s lifetime, his or her option to purchase shares hereunder is exercisable only by him or her. The Participant will have no interest or voting right in shares until such shares have been purchased. (g) The Company or any Subsidiary or Affiliate, as applicable, may withhold, by any method permissible under the applicable law, the amount necessary to meet applicable withholding obligations, including any withholding required for any tax deductions or benefits attributable to the sale or early disposition of shares of Common Stock by a Participant. The Company shall not be required to issue any shares of Common Stock under the Plan until such obligations are satisfied. As part of the enrollment process, the Participant is acknowledging the responsibility for tax obligations that may arise as part of this Program. 9

9. LIMITATIONS ON SHARES TO BE PURCHASED. (a) Any other provision of the Plan notwithstanding, no Participant shall purchase Common Stock with a Fair Market Value in excess of the following limit: (i) Compliance with IRS $25,000 limitation (Section 423 of the Code). (b) In no event shall a Participant be permitted to purchase more than 2,000 shares on any one Purchase Date or such lesser number as the Committee shall determine. If a lower limit is set under this Subsection (b), then all Participants will be notified of such limit prior to the commencement of the next Offering Period for which it is to be effective. (c) Oversubscription. If the number of shares to be purchased on a Purchase Date by all Participants exceeds the number of shares then available for issuance under this Plan, then the Company will make a pro rata allocation of the remaining shares in as uniform a manner as shall be reasonably practicable and as the Committee shall determine to be equitable. In such event, the Company will give notice of such reduction of the number of shares to be purchased under a Participant’s option to each Participant affected. In this event, all funds not used to purchase shares on the Purchase Date shall be returned to the Participant, without interest (except to the extent required due to local legal requirements outside the United States). 10. WITHDRAWAL. (a) Each Participant may withdraw from an Offering Period under this Plan pursuant to a method specified for such purpose by the Company. Such withdrawal may be elected at any time prior to the end of an Offering Period, or such other time period as specified by the Committee. (b) Upon withdrawal from this Plan, the accumulated Contributions shall be returned to the withdrawn Participant, without interest (except to the extent required due to local legal requirements outside the United States), and his or her interest in this Plan shall terminate. In the event a Participant voluntarily elects to withdraw from this Plan, he or she may not resume his or her participation in this Plan during the same Offering Period, but he or she may participate in any Offering Period under this Plan which commences on a date subsequent to such withdrawal by filing a new enrollment agreement in the same manner as set forth in Section 6 above for initial participation in this Plan. 11. AUTOMATIC TRANSFER TO LOW PRICE OFFERING PERIOD. (a) To the extent permitted by Applicable Laws, if the Fair Market Value of the Common Stock on any Purchase Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Offering Date of such Offering Period, then all participants in such Offering Period will be automatically withdrawn from such Offering Period immediately after the share purchase on such Purchase Date and 10 automatically re-enrolled in the immediately following Offering Period as of the first day thereof. 12. TERMINATION OF EMPLOYMENT. Termination of a Participant’s employment for any reason, including retirement, death, disability, or the failure of a Participant to remain an eligible employee of the Company or of a Participating Corporation, immediately terminates his or her participation in this Plan. In such event, accumulated Contributions credited to the Participant’s account will be returned to him or her or, in the case of his or her death, to his or her legal representative, without interest (except to the extent required due to local legal requirements outside the United States). For purposes of this Section 11, an employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company or of a Participating Corporation in the case of sick leave, military leave, or any other leave of absence approved by the Company; provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute. The Company will have sole discretion to determine whether a Participant has terminated employment and the effective date on which the Participant terminated employment, regardless of any notice period or garden leave required under local law. 13. CAPITAL CHANGES. If the number and class of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company, without consideration, then the Committee shall adjust the number and class of Common Stock that may be delivered under the Plan, the Purchase Price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised, and the numerical limits of Sections 2 and 9 shall be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and in compliance with the applicable securities laws; provided that fractions of a share will not be issued. 14. NONASSIGNABILITY. Neither Contributions credited to a Participant’s account nor any rights with regard to the exercise of an option or to receive shares under this Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, by the laws of descent and distribution or as provided in Section 22 below) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be void and without effect. 15. USE OF PARTICIPANT FUNDS AND REPORTS. The Company may use all Contributions received or held by it under the Plan for any corporate purpose, and the Company will not be required to segregate Participant Contributions (except to the extent required due to local legal requirements outside the United States). Until shares are issued, Participants will only have the rights of an unsecured creditor unless otherwise required under local law. Each Participant shall receive, or have access to, promptly after the end of each Purchase Period a report of his or her account setting forth the total Contributions accumulated, the number of shares purchased, the per share price thereof 11 and the remaining cash balance, if any, carried forward to the next Purchase Period or Offering Period, as the case may be. 16. NOTICE OF DISPOSITION. Each U.S. taxpayer Participant shall notify the Company in writing if the Participant disposes of any of the shares purchased in any Offering Period pursuant to this Plan if such disposition occurs within two (2) years from the Offering Date or within one (1) year from the Purchase Date on which such shares were purchased (the “Notice Period”). The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to this Plan requesting the Company’s transfer agent to notify the Company of any transfer of the shares. The obligation of the Participant to provide such notice shall continue notwithstanding the placement of any such legend on the certificates. 17. NO RIGHTS TO CONTINUED EMPLOYMENT. Neither this Plan nor the grant of any option hereunder shall confer any right on any employee to remain in the employ of the Company or any Participating Corporation or restrict the right of the Company or any Participating Corporation to terminate such employee’s employment. 18. EQUAL RIGHTS AND PRIVILEGES. All eligible employees granted an option under the Section 423 Component of this Plan shall have equal rights and privileges with respect to this Plan or within any separate offering under the Plan so that this Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of this Plan which is inconsistent with Section 423 or any successor provision of the Code, without further act or amendment by the Company, the Committee or the Board, shall be reformed to comply with the requirements of Section 423. This Section 19 shall take precedence over all other provisions in this Plan. 19. NOTICES. All notices or other communications by a Participant to the Company under or in connection with this Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof. 20. TERM; STOCKHOLDER APPROVAL. This Plan will become effective on the Effective Date. This Plan shall be approved by the stockholders of the Company, in any manner permitted by applicable corporate law, within twelve (12) months before or after the date this Plan is adopted by the Board. No purchase of shares that are subject to such stockholder approval before becoming available under this Plan shall occur prior to stockholder approval of such shares and the Board or Committee may delay any Purchase Date and postpone the commencement of any Offering Period subsequent to such Purchase Date as deemed necessary or desirable to obtain such approval (provided that if a Purchase Date would occur more than six (6) months after commencement of the Offering Period to which it relates, then such Purchase Date shall not occur and instead such Offering Period shall terminate without the purchase of such shares and Participants in such Offering Period shall be refunded their Contributions without interest). This Plan shall continue until the earlier to occur of (a) termination of 12 this Plan by the Board (which termination may be effected by the Board at any time pursuant to Section 25 below), (b) issuance of all of the shares of Common Stock reserved for issuance under this Plan, or (c) the tenth (10th) anniversary of the Effective Date. 21. DESIGNATION OF BENEFICIARY. (a) If authorized by the Committee, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under this Plan in the event of such Participant’s death prior to a Purchase Date. Such form shall be valid only if it was filed with the Company or a third party designated by the Company at the prescribed location before the Participant’s death. (b) If authorized by the Company, such designation of beneficiary may be changed by the Participant at any time by written notice filed with the Company at the prescribed location before the Participant’s death. In the event of the death of a Participant and in the absence of a beneficiary validly designated under this Plan who is living at the time of such Participant’s death, the Company shall deliver such cash to the executor or administrator of the estate of the Participant or to the legal heirs of the Participant. 22. CONDITIONS UPON ISSUANCE OF SHARES; LIMITATION ON SALE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of U.S. or non-U.S. laws, including, without limitation, the U.S. Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or automated quotation system upon which the shares may then be listed, exchange control restrictions and/or securities law restrictions outside the United States, and shall be further subject to the approval of counsel for the Company with respect to such compliance. Shares may be held in trust or subject to further restrictions as permitted by any sub-plan. 23. GOVERNING LAW. The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of Delaware. 24. AMENDMENT OR TERMINATION. The Committee, in its sole discretion, may amend, suspend, or terminate the Plan, or any part thereof, at any time and for any reason. Unless otherwise required by applicable law, if the Plan is terminated, the Committee, in its discretion, may elect to terminate all outstanding Offering Periods either immediately or upon completion of the purchase of shares of Common Stock on the next Purchase Date (which may be sooner than originally scheduled, if determined by the Committee in its discretion), or may elect to permit Offering Periods to expire in accordance with their terms (and subject to any adjustment pursuant to Section 12). If an Offering Period is terminated prior to its previously-scheduled expiration, all amounts then credited to Participants’ accounts for such Offering Period, which have not been used to purchase shares of Common Stock, shall be returned to those Participants 13

(without interest thereon, except as otherwise required under local laws) as soon as administratively practicable. Further, the Committee will be entitled to change the Purchase Periods and Offering Periods, limit the frequency and/or number of changes in the amount contributed during an Offering Period, establish the exchange ratio applicable to amounts contributed in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the administration of the Plan, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts contributed from the Participant’s base salary and other eligible compensation, and establish such other limitations or procedures as the Committee determines in its sole discretion advisable which are consistent with the Plan. Such actions will not require stockholder approval or the consent of any Participants. However, no amendment shall be made without approval of the stockholders of the Company (obtained in accordance with Section 19 above) within twelve (12) months of the adoption of such amendment (or earlier if required by Section 19) if such amendment would: (a) increase the number of shares that may be issued under this Plan; or (b) change the designation of the employees (or class of employees) eligible for participation in this Plan. In addition, in the event the Board or Committee determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board or Committee may, in its discretion and, to the extent necessary or desirable, modify, amend or terminate the Plan to reduce or eliminate such accounting consequences including, but not limited to: (i) amending the definition of compensation, including with respect to an Offering Period underway at the time; (ii) altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price; (iii) shortening any Offering Period by setting a Purchase Date, including an Offering Period underway at the time of the Committee’s action; (iv) reducing the maximum percentage of Compensation a participant may elect to set aside as Contributions; and (v) reducing the maximum number of shares a Participant may purchase during any Offering Period. Such modifications or amendments will not require approval of the stockholders of the Company or the consent of any Participants. 25. CORPORATE TRANSACTIONS. In the event of a Corporate Transaction, the Offering Period for each outstanding right to purchase Common Stock will be shortened by setting a new Purchase Date and will end on the new Purchase Date. The new Purchase Date shall occur on or prior to the consummation of the Corporate Transaction, as determined by the Board or Committee, and the Plan shall terminate on the consummation of the Corporate Transaction. 26. CODE SECTION 409A; TAX QUALIFICATION. (a) Options granted under the Plan generally are exempt from the application of Section 409A of the Code. However, options granted to U.S. taxpayers which are not intended to meet the Code Section 423 requirements are intended to be exempt from the application of Section 409A of the Code under the short-term deferral exception and any ambiguities shall be construed and interpreted in accordance with such intent. Subject to Subsection (b), options granted to U.S. taxpayers outside of the Code 14

Section 423 requirements shall be subject to such terms and conditions that will permit such options to satisfy the requirements of the short-term deferral exception available under Section 409A of the Code, including the requirement that the shares of Common Stock subject to an option be delivered within the short-term deferral period. Subject to Subsection (b), in the case of a Participant who would otherwise be subject to Section 409A of the Code, to the extent the Committee determines that an option or the exercise, payment, settlement or deferral thereof is subject to Section 409A of the Code, the option shall be granted, exercised, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding the foregoing, the Company shall have no liability to a Participant or any other party if the option that is intended to be exempt from or compliant with Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee with respect thereto. (b) Although the Company may endeavor to (i) qualify an option for favorable tax treatment under the laws of the United States or jurisdictions outside of the United States or (ii) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan, including Subsection (a). The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants under the Plan. 15

Global ESPP Enrollment and Change Form Remitly Global, Inc. (the “Company”) 2021 Employee Stock Purchase Plan (the “ESPP”) Capitalized terms used but not otherwise defined herein shall have the meaning given to them in the ESPP.

GLOBAL ENROLLMENT CONFIRMATION / CHANGE FORM FOR INITIAL OFFERING PERIOD COMMENCING ON IPO (THE “AGREEMENT”) You have been automatically enrolled in the ESPP. This form must be completed by [ ] regardless of whether you want to continue in the ESPP, change your contribution percentage or withdraw from the ESPP. SECTION 1: ENROLLMENT CONFIRMED I understand that I have been automatically enrolled in the ESPP and I hereby elect to continue to participate in the ESPP. I understand that my enrollment in the ESPP was effective at the beginning of the initial Purchase Period and, as a result of that enrollment, I am electing to purchase shares of Common Stock of the Company pursuant to the terms and conditions of the ESPP and this Agreement. I understand that the shares purchased on my behalf will be issued in street name and deposited directly into my brokerage account. I hereby agree to take all steps, and sign all forms, required to establish an account with the Company’s broker for this purpose. My participation will continue as long as the Company offers the ESPP and I remain eligible, unless I withdraw from the ESPP by filing an Enrollment/Change Form with the Company or any third party designated by the Company. I understand that I must notify the Company of any disposition of shares of Common Stock purchased under the ESPP. SECTION 2: ELECT/CHANGE CONTRIBUTION PERCENTAGE I understand that I am currently enrolled in the ESPP at a contribution level equal to 1% of my compensation (base salary or wages). My contributions will be applied to the purchase of shares of Common Stock pursuant to the ESPP. I hereby authorize the Company or the Parent, Subsidiary or Affiliate employing me (the “Employer”) to continue my enrollment by withholding from each of my paychecks (to the extent permitted by applicable laws) during each Purchase Period the specified percentage of my compensation, as long as I continue to participate in the ESPP. The percentage must not exceed a maximum of 15.0%. Continue my contribution level at 1% Increase or decrease my contribution level to % (must be a percentage up to a maximum of 15.0%) Note: After this initial election, you may only decrease your contributions one more time to a percentage other than 0% during this Offering Period, to be effective during this Offering Period. Such a change will be effective as soon as reasonably practicable after the change form is received by the Company. Any other decreases will take effect with the next Offering Period. You may not increase your contributions during this Offering Period, other than pursuant to this initial election. Any further increase in your contribution percentage can only take effect with the next Offering Period.

SECTION 3: WITHDRAW FROM ESPP / DISCONTINUE CONTRIBUTIONS DO NOT CHECK THE BOX BELOW IF YOU WISH TO CONTINUE TO PARTICIPATE IN THE ESPP Withdraw from the ESPP I understand that my enrollment in the ESPP was automatically effective at the beginning of the initial Offering Period. I hereby elect to withdraw from the ESPP and stop my contributions under the ESPP, effective as soon as reasonably practicable after this form is received by the Company. Accumulated contributions will be returned to me without interest, pursuant to Section 11 of the ESPP. Note: No contributions will be made if you elect to withdraw from the ESPP. If you withdraw, you cannot resume participation until the start of the next Offering Period and you must timely file a new Enrollment/Change Form to do so. Suspend Contributions under the ESPP I hereby authorize the Company to suspend my contributions under the ESPP, effective as soon as reasonably practicable after this form is received by the Company. My accumulated contributions thus far during the current Offering Period will be applied to the purchase of shares of Common Stock pursuant to the ESPP. Following the purchase, my participation in the ESPP will cease. Note: No future contributions will be made if you elect to suspend contributions. You may only suspend your contributions once during this Offering Period. You may enroll in subsequent Purchase Periods. SECTION 4: COMPLIANCE WITH LAW Unless there is an available exemption from any registration, qualification or other legal requirement applicable to the shares of Common Stock the Company shall not be required to deliver any shares under the ESPP prior to the completion of any registration or qualification of the shares under any applicable law, or prior to obtaining any approval or other clearance from any local, state, federal or foreign governmental agency, which registration, qualification or approval the Company shall, in its absolute discretion, deem necessary or advisable. I agree that the Company shall have unilateral authority to amend the ESPP and this Agreement without my consent to the extent necessary to comply with securities or other laws applicable to the issuance of shares. SECTION 5: NO ADVICE REGARDING GRANT The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding my participation in the ESPP or my acquisition or sale of shares of Common Stock. I understand that I should consult with my own personal tax, legal and financial advisors regarding my participation in the ESPP before taking any action related to the ESPP.

SECTION 6: APPENDIX Notwithstanding any provisions of the Agreement, my participation in the ESPP will be subject to any additional or different terms and conditions set forth in the appendix to this Agreement for employees outside the United States (the “Appendix”). Moreover, if I relocate to one of the countries included in the Appendix, the additional or different terms and conditions for such country will apply to me, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of the Agreement. SECTION 7: SEVERABILITY If one or more provisions of the Agreement are held to be unenforceable under applicable law, then such provision will be enforced to the maximum extent possible given the intent of the parties thereto. If such clause or provision cannot be so enforced, then (a) such provision will be excluded from the Agreement, (b) the balance of the Agreement will be interpreted as if such provision were so excluded and (c) the balance of the Agreement will be enforceable in accordance with its terms. SECTION 8: WAIVER I acknowledge that a waiver by the Company of breach of any provision of the Agreement shall not operate or be construed as a waiver of any other provision of the Agreement, or any subsequent breach by any participant. SECTION 9: GOVERNING LAW AND VENUE This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto will be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to such state’s conflict of laws rules. Any and all disputes relating to, concerning or arising from this Agreement, or relating to, concerning or arising from the relationship between the parties evidenced by the ESPP or this Agreement, will be brought and heard exclusively in the state and federal courts in King County, Washington. Each of the parties hereby represents and agrees that such party is subject to the personal jurisdiction of said courts; hereby irrevocably consents to the jurisdiction of such courts in any legal or equitable proceedings related to, concerning, or arising from such dispute, and waives, to the fullest extent permitted by law, any objection which such party may now or hereafter have that the laying of the venue of any legal or equitable proceedings related to, concerning, or arising from such dispute which is brought in such courts is improper or that such proceedings have been brought in an inconvenient forum. SECTION 10: ELECTRONIC DELIVERY AND ACCEPTANCE The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the ESPP by electronic means. I hereby consent to receive such documents by electronic delivery and agree to participate in the ESPP through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

SECTION 11: RESPONSIBILITY FOR TAXES I acknowledge that, regardless of any action taken by the Company or the Employer, the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax related items related to my participation in the ESPP and legally applicable to me (“Tax-Related Items”) is and remains my responsibility and may exceed the amount withheld by the Company or the Employer, if any. I further acknowledge that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the options, including, but not limited to, the purchase of shares of Common Stock, the subsequent sale of shares of Common Stock acquired pursuant to such purchase and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of my participation to reduce or eliminate my liability for Tax-Related Items or achieve any particular tax result. Further, if I am subject to Tax-Related Items in more than one jurisdiction, I acknowledge that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. Prior to any relevant taxable or tax withholding event, as applicable, I agree to make arrangements satisfactory to the Company and/or the Employer to fulfill all Tax-Related Items. In this regard, I authorize the Company and/or the Employer, or their respective agents, at their discretion, to satisfy any withholding obligations for Tax-Related Items by one or a combination of the following: a. withholding from my wages or other cash compensation paid to me by the Company and/or the Employer or any Parent or Subsidiary; or b. withholding from proceeds of the sale of shares of Common Stock acquired upon purchase either through a voluntary sale or through a mandatory sale arranged by the Company (on my behalf pursuant to this authorization and without further consent); or c. payment of a cash amount (including by check representing readily available funds or a wire transfer); or d. any other arrangement approved by the Committee and permitted under applicable law; all under such rules as may be established by the Committee and in compliance with the Company’s Insider Trading Policy and 10b5-1 Trading Plan Policy, if applicable.

Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable statutory withholding rates or other applicable withholding rates, including up to the maximum permissible statutory rate for my tax jurisdiction(s) in which case I will have no entitlement to the equivalent amount in shares of Common Stock and may receive a refund of any over-withheld amount in cash or if not refunded, I may seek a refund from the local tax authorities. In the event of under-withholding, I may be required to pay any additional Tax-Related Items directly to the applicable tax authority or to the Company and/or the Employer. Finally, I agree to pay to the Company or the Employer any amount of Tax- Related Items that the Company or the Employer may be required to withhold or account for as a result of my participation in the ESPP that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the shares of Common Stock or the proceeds of the sale of shares of Common Stock, if I fail to comply with my obligations in connection with the Tax-Related Items. SECTION 12: NATURE OF GRANT • By enrolling and participating in the ESPP, I acknowledge, understand and agree that: a. the ESPP is established voluntarily by the Company and it is discretionary in nature; b. all decisions with respect to future offers to participate in the ESPP, if any, will be at the sole discretion of the Committee; c. I am voluntarily participating in the ESPP; d. the options and shares of Common Stock subject to the options, and the income from and value of same, are not intended to replace any pension rights or compensation; e. the options and the shares of Common Stock subject to the options, and the income from and value of same, are not part of normal or expected compensation for purposes of, including, but not limited to calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, holiday pay, bonuses, long- service awards, pension or retirement or welfare benefits or similar payments; f. the future value of the shares subject to the options is unknown, indeterminable, and cannot be predicted with certainty;

g. the value of the shares purchased under the ESPP may increase or decrease in the future, even below the purchase price of the shares; h. unless otherwise agreed with the Company in writing, the options and the shares of Common Stock subject to the options, and the income from and value of same, are not granted as consideration for or in connection with the service I may provide as a director of any parent or Subsidiary; i. for purposes of my participation in the ESPP, my employment will be considered terminated as of the date I am no longer actively employed by the Company or a designated Participating Corporation, including the Employer, (regardless of the reason for such termination and regardless of whether later found to be invalid or in breach of employment laws in the jurisdiction where I am employed or the terms of my employment agreement, if any), and my right to participate in the ESPP and my options, if any, will terminate effective as of my last day of active employment and will not be extended by any notice period (e.g., active employment would not include any contractual notice or any period of "garden leave" or similar period mandated under employment laws in the jurisdiction where I am employed or the terms of my employment agreement, if any); the Committee shall have exclusive discretion to determine when I am no longer actively employed for purposes of my participation in the ESPP (including whether I may still be considered to be providing services while on a leave of absence); j. no claim or entitlement to compensation or damages shall arise from forfeiture of the options under the ESPP resulting from termination of my employment (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where I am employed, or the terms of my employment agreement, if any); and k. neither the Company, the Employer nor any parent or Subsidiary will be liable for any foreign exchange rate fluctuation between my local currency and the United States Dollar that may affect the value of the options or of any amounts due to me pursuant to purchase or sale of shares of Common Stock under the ESPP.

SECTION 13: INSIDER TRADING/MARKET ABUSE LAWS I acknowledge that, depending on my country of residence, the broker’s country, or the country in which the shares of Common Stock are listed, I may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, which may affect my ability to directly or indirectly, accept, acquire, sell or attempt to sell or otherwise dispose of shares of Common Stock, or rights to shares of Common Stock (e.g., options), or rights linked to the value of shares of Common Stock, during such times as I am considered to have “inside information” regarding the Company (as defined by the laws or regulations in the applicable jurisdiction(s)). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders I placed before possessing the inside information. Furthermore, I may be prohibited from (i) disclosing the inside information to any third party, including fellow employees and (ii) “tipping” third parties or causing them to otherwise buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. I acknowledge that it is my responsibility to comply with any applicable restrictions and understand that I should consult my personal legal advisor on such matters. In addition, I acknowledge having read the Company’s Insider Trading Policy, and agree to comply with such policy, as it may be amended from time to time, whenever I acquire or dispose of the Company’s securities. SECTION 14: FOREIGN ASSET/ACCOUNT, EXCHANGE CONTROL AND TAX REPORTING I may be subject to foreign asset/account, exchange control and/or tax reporting requirements as a result of the acquisition, holding and/or transfer of shares of Common Stock or cash resulting from my participation in the ESPP. I may be required to report such accounts, assets, the balances therein, the value thereof and/or the transactions related thereto to the applicable authorities in my country and/or repatriate funds received in connection with the ESPP within certain time limits or according to specified procedures. I acknowledge that I am responsible for ensuring compliance with any applicable foreign asset/account, exchange control and tax reporting requirements and should consult my personal legal and tax advisors on such matters. SECTION 15: LANGUAGE I acknowledge that I am sufficiently proficient in the English language or have consulted with an advisor who is sufficiently proficient in English so as to allow me to understand the terms and conditions of the Agreement and any other documents related to the ESPP. Furthermore, if I have received this Agreement, or any other document related to the options and/or the ESPP translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

SECTION 16: TERMINATION, MODIFICATION AND IMPOSITION OF OTHER REQUIREMENTS The Company, at its option, may elect to terminate, suspend or modify the terms of the ESPP at any time, to the extent permitted by the ESPP. I agree to be bound by such termination, suspension or modification regardless of whether notice is given to me of such event, subject in any case to my right to timely withdraw from the ESPP in accordance with the ESPP withdrawal procedures then in effect. The Company reserves the right to impose other requirements on my participation in the ESPP to the extent the Company determines it is necessary or advisable for legal or administrative reasons and to require me to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. SECTION 17: ACKNOWLEDGMENT AND SIGNATURE I acknowledge that I have received the ESPP Prospectus (which summarizes the major features of the ESPP) and that the ESPP is available online at sec.gov. I have read the ESPP and the ESPP Prospectus and my signature below indicates that I hereby agree to be bound by the terms of the ESPP. Signature: Date:

APPENDIX REMITLY GLOBAL, INC. 2021 EMPLOYEE STOCK PURCHASE PLAN GLOBAL ENROLLMENT/CHANGE FORM COUNTRY SPECIFIC PROVISIONS FOR EMPLOYEES OUTSIDE THE U.S. Terms and Conditions This Appendix includes additional terms and conditions that govern the options granted to me under the ESPP if I reside and/or work in one of the countries below. This Appendix forms part of the Agreement. Any capitalized term used in this Appendix without definition will have the meaning ascribed to it in the Agreement or the ESPP, as applicable. If I am a citizen or resident of a country, or am considered resident of a country, other than the one in which I am currently working, or I transfer employment and/or residency between countries after the enrolling in the ESPP, the Company will, in its sole discretion, determine to what extent the additional terms and conditions included herein will apply to me. Notifications This Appendix also includes information relating to exchange control, securities laws, foreign asset/account reporting and other issues of which you should be aware with respect to your participation in the ESPP. The information is based on the securities, exchange control, foreign asset/account reporting and other laws in effect in the respective countries as of July 2022. Such laws are complex and change frequently. As a result, you should not rely on the information herein as the only source of information relating to the consequences of your participation in the ESPP because the information may be out of date at the time that you purchase shares of Common Stock under the ESPP or sell any shares of Common Stock acquired under the ESPP. In addition, the information is general in nature and may not apply to your particular situation, and the Company is not in a position to assure you of any particular result. Accordingly, you should seek appropriate professional advice as to how the relevant laws in your country may apply to your situation. Finally, if you are a citizen or resident of a country, or are considered resident of a country, other than the one in which you are currently working and/or residing, or if you transfer employment and/or residency after enrollment in the ESPP, the information contained herein may not apply to you in the same manner.

ALL PARTICIPANTS OUTSIDE OF THE UNITED STATES 1. Data Privacy. (a) Data Collection and Usage. The Company collects, processes and uses personal data about me, including but not limited to, my name, home address, email address and telephone number, date of birth, social insurance number, passport number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all options or any other entitlement to shares awarded, canceled, exercised, vested, unvested, purchased or outstanding in my favor, which the Company receives from me or my Employer (“Personal Data”). In order for me to participate in the ESPP, I acknowledge that the Company will collect Personal Data for purposes of allocating shares of Common Stock and implementing, administering and managing the ESPP. If I am based in the United Kingdom, the EU or EEA, the Company’s legal basis for the processing of Personal Data is the necessity of the processing for the Company’s performance of its obligations under the ESPP and, where applicable, the Company’s legitimate interest of complying with contractual or statutory obligations to which it is subject. If I am based in any other jurisdiction, the Company’s legal basis for the processing of Personal Data is my consent, as further described below. (b) Stock Plan Administration and Service Providers. The Company may transfer Personal Data to [insert name of stock plan administrator/broker] (“Service Provider”), an independent service provider with operations, relevant to the Company, in the U.S., which is assisting the Company with the implementation, administration and management of the ESPP. Service Provider may open an account for me to receive and trade shares of Common Stock. I may be asked to acknowledge, or agree to, separate terms and data processing practices with Service Provider, with such agreement being a condition to the ability to participate in the ESPP. (c) International Data Transfers. Personal Data will be transferred from my country to the U.S., where the Company and its service providers are based. I understand and acknowledge that the U.S. might have enacted data privacy laws that are less protective or otherwise different from those applicable in my country of residence. If I am based in the UK/EU/EEA, the onward transfer of Personal Data by the Company to Service Provider will be based on consent and/or applicable data protection laws. I may request a copy of such appropriate safeguards at privacy@remitly.com. If I am based in any other jurisdiction, the Company’s legal basis for the transfer of the Personal Data to the U.S. is my consent, as further described below. (d) Data Retention. The Company will use Personal Data only as long as necessary to implement, administer and manage my participation in the ESPP or as required to comply with legal or regulatory obligations, including, without limitation, under tax and securities laws. When the Company no longer needs Personal Data for any of the above purposes, the Company will cease to use Personal Data for this purpose. If the Company keeps Personal Data longer, it would be to satisfy legal or regulatory obligations and the Company’s legal basis would be relevant laws or regulations (if I am in the UK/EU/EEA) and/or my consent (if I am outside the UK/EU/EEA). (e) Data Subject Rights. I understand that I may have a number of rights under data privacy laws in my jurisdiction. Subject to the conditions set out in the applicable law and depending on where I am based, such rights may include the right to (i) request access to, or copies of, Personal Data processed by the Company, (ii) rectification of incorrect Personal Data, (iii) deletion of Personal Data, (iv) restrictions on the processing of Personal Data, (v) object to the processing of Personal Data for legitimate interests, (vi) portability of Personal Data, (vii) lodge complaints with competent authorities in my jurisdiction, and/or to (viii) receive a list with the names and addresses of any potential recipients of Personal Data. To receive clarification regarding these rights or to settlement these rights, I can contact privacy@remitly.com. (f) Necessary Disclosure of Personal Data. I understand that providing the Company with Personal Data is necessary for the performance of my participation in the ESPP and that my refusal to provide Personal Data would make it impossible for the Company to perform its contractual obligations and may affect my ability to participate in the ESPP. (g) Voluntariness and Consequences of Consent Denial or Withdrawal. If I am located in a jurisdiction outside the UK/EU/EEA, I hereby unambiguously consent to the collection, use and transfer, in electronic or other form, of my Personal Data, as described above and in any other grant materials, by and among, as applicable, the Employer, the Company and any Subsidiary for the exclusive purpose of implementing, administering and managing my participation in the ESPP. I understand that I may, at any time, refuse or withdraw the consents herein, in any case without cost, by contacting in writing my human resources representative. If I do not consent or later seek to revoke consent, my employment status or service with the Employer will not be affected; the only consequence of refusing or withdrawing consent is that the Company would not be able to offer participation in the ESPP or other equity awards to me or administer or maintain such awards. Therefore, I understand that refusing or withdrawing consent may affect my ability to participate in the ESPP. For more information on the consequences of refusal to consent or withdrawal of consent, I should contact my local human resources representative. COUNTRY-SPECIFIC PROVISIONS CANADA Terms and Conditions Termination of Service Relationship. The following provision replaces Section 12(i) of the Agreement: for purposes of my participation in the ESPP, in the event of termination of my employment (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where I am employed or the terms of my employment agreement, if any), my right to participate in the ESPP and my right to purchase shares of Common Stock, if any, will terminate effective as of the date that is the earliest of (1) the date my employment or service relationship is terminated, (2) the date that I receive notice of termination of employment, or (3) the date I am no longer actively providing service to the Company or any Participating Corporation, including the Employer, regardless of any notice period or period of pay in lieu of such notice required under applicable law (including, but not limited to statutory law, regulatory law and/or common law). In case of any dispute as to whether termination of my employment has occurred or the date I am no longer actively providing services cannot be reasonably determined under the terms of this Agreement and the ESPP, the Committee shall have exclusive discretion to determine when I am no longer actively providing services for purposes of my participation in the ESPP (including whether I may still be considered to be actively providing services while on a leave of absence). Notwithstanding the foregoing, if applicable employment standards legislation explicitly requires continued participation in the ESPP during a statutory notice period, I acknowledge that my right to participate in the ESPP, if any, will terminate effective as of the last day of my minimum statutory notice period, but I will not earn or be entitled to a pro-rata purchase if the Purchase Date falls after the end of my statutory notice period, nor will I will be entitled to any compensation for the lost ability to purchase shares of Common Stock.

The following provisions will apply if I am a resident of Quebec: Language Provision. The parties acknowledge that it is their express wish that the Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English. Les parties reconnaissent avoir exigé la rédaction en anglais de cette convention (« Agreement »), ainsi que de tous documents, avis et procédures judiciaires, exécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à, la présente convention. Data Privacy. The following provision supplements Data Privacy provisions of this Appendix: I hereby authorize the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel involved in the administration and operation of the ESPP. I further authorize the Company, the Employer and any of their respective Subsidiaries or Affiliates and the administrator of the ESPP to disclose and discuss the ESPP with their advisors. I further authorize the Company, the Employer and any of their respective Subsidiaries or Affiliates to record such information and to keep such information in my employee file. Notifications Securities Law Information. You are not permitted to sell or otherwise dispose of shares of Common Stock acquired under the ESPP in Canada. You will only be permitted to sell or dispose of any shares of Common Stock if such sale or disposal take place outside of Canada through the facilities of the exchange on which the shares of Common Stock are then listed. Foreign Asset/Account Reporting Information. Canadian residents must report annually on Form T1135 (Foreign Income Verification Statement) the specified foreign property (including options, shares of Common Stock acquired under the ESPP and other rights to receive shares of Common Stock) they hold if the total cost of such specified foreign property exceeds CAD 100,000 at any time during the year. Options also must be reported (generally at nil cost) on Form T1135 if the CAD 100,000 threshold is exceeded due to other specified foreign property held. If shares of Common Stock are acquired, their cost generally is the adjusted cost base (“ACB”) of the shares of Common Stock. The ACB would normally equal the fair market value of the shares of Common Stock at acquisition, but if you own other shares, this ACB may have to be averaged with the ACB of the other shares. The Form T1135 must be filed at the same time you file your annual tax return. You should consult your personal legal advisor to ensure compliance with applicable reporting obligations. IRELAND There are no country-specific provisions. NICARAGUA There are no country-specific provisions.

PHILIPPINES Terms and Conditions Necessary Approvals. I understand that the offering of the ESPP and the grant of option may be subject to certain securities approval/confirmation requirements in the Philippines with the Philippine Securities and Exchange Commission. Notwithstanding any provision of the ESPP or the Agreement to the contrary, if the Company has not obtained, or does not maintain, the necessary securities approval/confirmation, I will not be able to participate in the ESPP or purchase shares of Common Stock under the ESPP. I will be able to exercise my options only if and when all necessary securities approvals/confirmation have been obtained and are maintained. Notifications Securities Law Information. I acknowledge that there are risks of participating in the ESPP, which include (without limitation) the risk of fluctuation in the price of the shares of Common Stock on the Nasdaq and the risk of currency fluctuations between the U.S. Dollar and my local currency. In this regard, I understand that the value of any shares of Common Stock I may acquire under the ESPP may decrease below the purchase price of the shares, and fluctuations in foreign exchange rates between my local currency and the U.S. Dollar may affect the value of the shares of Common Stock or any amounts due to me pursuant to the purchase of shares of Common Stock under the ESPP or the subsequent sale of any shares of Common Stock I acquire. The Company is not making any representations, projections or assurances about the value of the shares of Common Stock now or in the future. For further information on risk factors impacting the Company’s business that may affect the value of the shares of Common Stock, I should refer to the risk factors discussion in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are filed with the U.S. Securities and Exchange Commission and are available online at www.sec.gov, as well as on the Company’s “Investor Relations” page at https://ir.remitly.com/. I also understand that the sale or disposal of shares of Common Stock acquired under the ESPP may be subject to certain restrictions under Philippines securities laws. Those restrictions should not apply if the offer and resale of shares of Common Stock takes place outside of the Philippines through the facilities of a stock exchange on which the shares Common Stock are listed. The shares of Common Stock are currently listed on the Nasdaq. The Company’s designated broker should be able to assist me in the sale of shares of Common Stock on Nasdaq. If I have questions with regard to the application of Philippines securities laws to the disposal or sale of shares of Common Stock acquired under the ESPP, I should consult with my legal advisor. POLAND Terms and Conditions Authorization for Payroll Deductions. I understand that as a condition of my participation in the ESPP, I will be required to execute the attached Consent for Deduction form. I understand that I must print out the form, sign and date the form in the applicable places, scan the executed form and email it to the Company at the following address: 1111 3rd Ave, Suite 2100, Seattle, WA, 98101. I understand that I will not be able to participate in the ESPP until the Company receives my executed form. Notifications Exchange Control Information. Polish residents holding foreign securities (including shares of Common Stock) and maintaining accounts abroad must report information to the National Bank of Poland on transactions and balances of the securities and cash deposited in such accounts if the value of such transactions or balances exceeds PLN 7,000,000. If required, the reports must be filed on a quarterly basis on special forms available on the website of the National Bank of Poland. In addition, transfers of funds in excess of €15,000 into and out of Poland must be made via a bank account held at a bank in Poland. Polish residents are required to store all documents related to any foreign exchange transactions for a period of five years. You are responsible for complying with all applicable exchange control regulations. (Consent for Deduction form on next page)

CONSENT FOR DEDUCTION ZGODA NA POTRĄCENIE I, the undersigned, in order to participate in the Remitly Global, Inc. 2021 Employee Stock Purchase Plan (“Plan”), authorize my employer Remitly Poland sp. z.o.o. to withhold payroll deductions in the amount of % of my compensation, or such other percentage as subsequently selected by me under the Plan. I understand that this amount must not be less than 1% and not more than 15% of my compensation for any Offering Period with the reservation that the deductions are made in accordance with the applicable provisions of the Polish labor law. I acknowledge and agree that any past payroll deductions from my compensation with respect to my participation in the Plan complied with Polish law and that I authorized all such deductions. All the terms written in capital letters shall have the meanings given to them in the Plan. In case of any discrepancies between the Polish language version of this document and its English language version, the Polish language version shall prevail.

Ja niżej podpisany, w celu uczestnictwa w Remitly Global, Inc. 2021 Employee Stock Purchase Plan (“Plan”), upoważniam mojego pracodawcę Remitly Poland sp. z.o.o. do potrącenia kwoty w wysokości % z mojego wynagrodzenia lub inny procent wskazany przeze mnie w umowie przystąpienia do Planu. Przyjmuję do wiadomości, iż ta kwota nie może być mniejsza niż 1% i większa niż 15% mojego wynagrodzenia w każdym Okresie Oferty z zastrzeżeniePurchasem, że potrącenia będą dokonywane zgodnie z obowiązującymi przepisami polskiego prawa pracy. Niniejszym potwierdzam i zgadzam się z tym, że jakiekolwiek przeszłe potrącenia z mojego wynagrodzenia dokonane w związku z moim uczestnictwem w Planie były zgodne z polskim prawem i że wyraziłem/am na nie zgodę. Wszystkie terminy pisane wielkimi literami mają znaczenie przypisane im w ramach Planu. W przypadku jakichkolwiek rozbieżności pomiędzy polską a angielską wersją językową niniejszego dokumentu, wersja polska ma charakter wiążący. Employee Date

SINGAPORE Notifications Securities Law Notification. The offer of participation in the ESPP is being made pursuant to the “Qualifying Person” exemption under Section 273 (1)(f) of the Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”). The ESPP has not been lodged or registered as a prospectus with the Monetary Authority of Singapore and the offerings under the ESPP are not made with a view to the options or shares of Common Stock being subsequently offered for sale to another party. Your participation in the ESPP is subject to section 257 of the SFA and you should not make (i) any subsequent sale of shares of Common Stock in Singapore or (ii) any offer of such subsequent sale of shares of Common Stock in Singapore, unless such sale or offer in Singapore is made after six months from the date of grant or pursuant to the exemptions under Part XIII Division 1 Subdivision (4) (other than section 280) of the SFA, or pursuant to, and in accordance with the conditions of, any applicable provisions of the SFA. Director Notification Obligation. Directors, associate directors or shadow directors of a Singapore Subsidiary must notify the Singapore Subsidiary in writing of an interest (e.g., options or shares of Common Stock) in the Company or any related entity within two business days of (i) acquiring or disposing of such interest, (ii) any change in a previously disclosed interest (e.g., sale of shares of Common Stock), or (iii) becoming a director, associate director or shadow director. UNITED KINGDOM Terms and Conditions Responsibility for Taxes. The following provisions supplement Section 11 of the Agreement: Without limitation to Section 11 of the Agreement, I agree that I am liable for all Tax-Related Items and hereby covenant to pay all such Tax-Related Items, as and when requested by the Company or, if different, the Employer or Her Majesty’s Revenue & Customs (“HRMC”) (or any other tax or relevant authority). I also agree to indemnify and keep indemnified the Company and, if different, the Employer against any Tax- Related Items that they are required to pay or withhold or have paid or will pay to HMRC (or any other tax or relevant authority) on my behalf. Notwithstanding the foregoing, if I am a director or executive officer (within the meaning of Section 13(k) of the Exchange Act), the terms of the immediately foregoing provision will not apply. In such case, if the amount of any income tax due is not collected from or paid by me within 90 days of the end of the U.K. tax year in which an event giving rise to the indemnification described above occurs, the amount of any uncollected income tax may constitute an additional benefit to me on which additional income tax and National Insurance Contributions (“NICs”) may be payable. I acknowledge that the Company or the Employer may recover any such additional income tax and employee NICs at any time thereafter by any of the means referred to in this Agreement. However, I am primarily responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime.

Global ESPP Enrollment and Change Form (Nicaragua) Remitly Global, Inc. (the “Company”) 2021 Employee Stock Purchase Plan (the “ESPP”) Capitalized terms used but not otherwise defined herein shall have the meaning given to them in the ESPP. NICARAGUA ENROLLMENT CONFIRMATION / CHANGE FORM FOR INITIAL OFFERING PERIOD COMMENCING ON IPO (THE “AGREEMENT”)

You have been automatically enrolled in the ESPP. This form must be completed by [ ] (the “Initial Offering Period Deadline”) for you to continue enrollment in the ESPP, change your contribution percentage or withdraw from the ESPP. If you do not return this form by the Initial Offering Period Deadline your participation in the ESPP will be automatically terminated and you will not be eligible to participate until the next Offering Period. SECTION 1: ENROLLMENT CONFIRMED I understand that I have been automatically enrolled in the ESPP and I hereby elect to continue to participate in the ESPP. I understand that my enrollment in the ESPP was effective at the beginning of the initial Purchase Period and, as a result of that enrollment, I am electing to purchase shares of Common Stock of the Company pursuant to the terms and conditions of the ESPP and this Agreement. I understand that the shares purchased on my behalf will be issued in street name and deposited directly into my brokerage account. I hereby agree to take all steps, and sign all forms, required to establish an account with the Company’s broker for this purpose. My participation will continue as long as the Company offers the ESPP and I remain eligible, unless I withdraw from the ESPP by filing an Enrollment/Change Form with the Company or any third party designated by the Company. I understand that I must notify the Company of any disposition of shares of Common Stock purchased under the ESPP. SECTION 2: ELECT/CHANGE CONTRIBUTION PERCENTAGE I understand that I am currently enrolled in the ESPP at a contribution level equal to 1% of my compensation (base salary or wages). My contributions will be applied to the purchase of shares of Common Stock pursuant to the ESPP. I hereby authorize the Company or the Parent, Subsidiary or Affiliate employing me (the “Employer”) to continue my enrollment by withholding from each of my paychecks (to the extent permitted by applicable laws) during each Purchase Period the specified percentage of my compensation, as long as I continue to participate in the ESPP. The percentage must not exceed a maximum of 15.0%. Continue my contribution level at 1% Increase or decrease my contribution level to % (must be a percentage up to a maximum of 15.0%) Note: After this initial election, you may only decrease your contributions one more time to a percentage other than 0% during this Offering Period, to be effective during this Offering Period. Such a change will be effective as soon as reasonably practicable after the change form is received by the Company. Any other decreases will take effect with the next Offering Period. You may not increase your contributions during this Offering Period, other than pursuant to this initial election. Any further increase in your contribution percentage can only take effect with the next Offering Period. I understand that if I do not file or submit this Agreement by [ ], 2021, the Initial Offering Period Deadline, my participation in the ESPP will be automatically terminated.

SECTION 3: WITHDRAW FROM ESPP / DISCONTINUE CONTRIBUTIONS DO NOT CHECK THE BOX BELOW IF YOU WISH TO CONTINUE TO PARTICIPATE IN THE ESPP Withdraw from the ESPP I understand that my enrollment in the ESPP was automatically effective at the beginning of the initial Offering Period. I hereby elect to withdraw from the ESPP and stop my contributions under the ESPP, effective as soon as reasonably practicable after this form is received by the Company. Accumulated contributions will be returned to me without interest, pursuant to Section 11 of the ESPP. Note: No contributions will be made if you elect to withdraw from the ESPP. If you withdraw, you cannot resume participation until the start of the next Offering Period and you must timely file a new Enrollment/Change Form to do so. Suspend Contributions under the ESPP I hereby authorize the Company to suspend my contributions under the ESPP, effective as soon as reasonably practicable after this form is received by the Company. My accumulated contributions thus far during the current Offering Period will be applied to the purchase of shares of Common Stock pursuant to the ESPP. Following the purchase, my participation in the ESPP will cease. Note: No future contributions will be made if you elect to suspend contributions. You may only suspend your contributions once during this Offering Period. You may enroll in subsequent Purchase Periods. SECTION 4: COMPLIANCE WITH LAW Unless there is an available exemption from any registration, qualification or other legal requirement applicable to the shares of Common Stock the Company shall not be required to deliver any shares under the ESPP prior to the completion of any registration or qualification of the shares under any applicable law, or prior to obtaining any approval or other clearance from any local, state, federal or foreign governmental agency, which registration, qualification or approval the Company shall, in its absolute discretion, deem necessary or advisable. I agree that the Company shall have unilateral authority to amend the ESPP and this Agreement without my consent to the extent necessary to comply with securities or other laws applicable to the issuance of shares. SECTION 5: NO ADVICE REGARDING GRANT The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding my participation in the ESPP or my acquisition or sale of shares of Common Stock. I understand that I should consult with my own personal tax, legal and financial advisors regarding my participation in the ESPP before taking any action related to the ESPP.

SECTION 6: APPENDIX Notwithstanding any provisions of the Agreement, my participation in the ESPP will be subject to any additional or different terms and conditions set forth in the appendix to this Agreement for employees outside the United States (the “Appendix”). Moreover, if I relocate to one of the countries included in the Appendix, the additional or different terms and conditions for such country will apply to me, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of the Agreement. SECTION 7: SEVERABILITY If one or more provisions of the Agreement are held to be unenforceable under applicable law, then such provision will be enforced to the maximum extent possible given the intent of the parties thereto. If such clause or provision cannot be so enforced, then (a) such provision will be excluded from the Agreement, (b) the balance of the Agreement will be interpreted as if such provision were so excluded and (c) the balance of the Agreement will be enforceable in accordance with its terms. SECTION 8: WAIVER I acknowledge that a waiver by the Company of breach of any provision of the Agreement shall not operate or be construed as a waiver of any other provision of the Agreement, or any subsequent breach by any participant. SECTION 9: GOVERNING LAW AND VENUE This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto will be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to such state’s conflict of laws rules. Any and all disputes relating to, concerning or arising from this Agreement, or relating to, concerning or arising from the relationship between the parties evidenced by the ESPP or this Agreement, will be brought and heard exclusively in the state and federal courts in King County, Washington. Each of the parties hereby represents and agrees that such party is subject to the personal jurisdiction of said courts; hereby irrevocably consents to the jurisdiction of such courts in any legal or equitable proceedings related to, concerning, or arising from such dispute, and waives, to the fullest extent permitted by law, any objection which such party may now or hereafter have that the laying of the venue of any legal or equitable proceedings related to, concerning, or arising from such dispute which is brought in such courts is improper or that such proceedings have been brought in an inconvenient forum. SECTION 10: ELECTRONIC DELIVERY AND ACCEPTANCE The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the ESPP by electronic means. I hereby consent to receive such documents by electronic delivery and agree to participate in the ESPP through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

SECTION 11: RESPONSIBILITY FOR TAXES I acknowledge that, regardless of any action taken by the Company or the Employer, the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax related items related to my participation in the ESPP and legally applicable to me (“Tax-Related Items”) is and remains my responsibility and may exceed the amount withheld by the Company or the Employer, if any. I further acknowledge that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the options, including, but not limited to, the purchase of shares of Common Stock, the subsequent sale of shares of Common Stock acquired pursuant to such purchase and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of my participation to reduce or eliminate my liability for Tax-Related Items or achieve any particular tax result. Further, if I am subject to Tax-Related Items in more than one jurisdiction, I acknowledge that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. Prior to any relevant taxable or tax withholding event, as applicable, I agree to make arrangements satisfactory to the Company and/or the Employer to fulfill all Tax-Related Items. In this regard, I authorize the Company and/or the Employer, or their respective agents, at their discretion, to satisfy any withholding obligations for Tax-Related Items by one or a combination of the following: e. withholding from my wages or other cash compensation paid to me by the Company and/or the Employer or any Parent or Subsidiary; or f. withholding from proceeds of the sale of shares of Common Stock acquired upon purchase either through a voluntary sale or through a mandatory sale arranged by the Company (on my behalf pursuant to this authorization and without further consent); or g. payment of a cash amount (including by check representing readily available funds or a wire transfer); or h. any other arrangement approved by the Committee and permitted under applicable law;

all under such rules as may be established by the Committee and in compliance with the Company’s Insider Trading Policy and 10b5-1 Trading Plan Policy, if applicable. Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable statutory withholding rates or other applicable withholding rates, including up to the maximum permissible statutory rate for my tax jurisdiction(s) in which case I will have no entitlement to the equivalent amount in shares of Common Stock and may receive a refund of any over-withheld amount in cash or if not refunded, I may seek a refund from the local tax authorities. In the event of under-withholding, I may be required to pay any additional Tax-Related Items directly to the applicable tax authority or to the Company and/or the Employer. Finally, I agree to pay to the Company or the Employer any amount of Tax- Related Items that the Company or the Employer may be required to withhold or account for as a result of my participation in the ESPP that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the shares of Common Stock or the proceeds of the sale of shares of Common Stock, if I fail to comply with my obligations in connection with the Tax-Related Items. SECTION 12: NATURE OF GRANT By enrolling and participating in the ESPP, I acknowledge, understand and agree that: l. the ESPP is established voluntarily by the Company and it is discretionary in nature; m. all decisions with respect to future offers to participate in the ESPP, if any, will be at the sole discretion of the Committee; n. I am voluntarily participating in the ESPP; o. the options and shares of Common Stock subject to the options, and the income from and value of same, are not intended to replace any pension rights or compensation; p. the options and the shares of Common Stock subject to the options, and the income from and value of same, are not part of normal or expected compensation for purposes of, including, but not limited to calculating any severance, resignation, termination, redundancy, dismissal, end-of- service payments, holiday pay, bonuses, long- service awards, pension or retirement or welfare benefits or similar payments;

q. the future value of the shares subject to the options is unknown, indeterminable, and cannot be predicted with certainty; r. the value of the shares purchased under the ESPP may increase or decrease in the future, even below the purchase price of the shares; s. unless otherwise agreed with the Company in writing, the options and the shares of Common Stock subject to the options, and the income from and value of same, are not granted as consideration for or in connection with the service I may provide as a director of any parent or Subsidiary; t. for purposes of my participation in the ESPP, my employment will be considered terminated as of the date I am no longer actively employed by the Company or a designated Participating Corporation, including the Employer, (regardless of the reason for such termination and regardless of whether later found to be invalid or in breach of employment laws in the jurisdiction where I am employed or the terms of my employment agreement, if any), and my right to participate in the ESPP and my options, if any, will terminate effective as of my last day of active employment and will not be extended by any notice period (e.g., active employment would not include any contractual notice or any period of "garden leave" or similar period mandated under employment laws in the jurisdiction where I am employed or the terms of my employment agreement, if any); the Committee shall have exclusive discretion to determine when I am no longer actively employed for purposes of my participation in the ESPP (including whether I may still be considered to be providing services while on a leave of absence); u. no claim or entitlement to compensation or damages shall arise from forfeiture of the options under the ESPP resulting from termination of my employment (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where I am employed, or the terms of my employment agreement, if any); and v. neither the Company, the Employer nor any parent or Subsidiary will be liable for any foreign exchange rate fluctuation between my local currency and the United States Dollar that may affect the value of the options or of any amounts due to me pursuant to purchase or sale of shares of Common Stock under the ESPP.

SECTION 13: INSIDER TRADING/MARKET ABUSE LAWS I acknowledge that, depending on my country of residence, the broker’s country, or the country in which the shares of Common Stock are listed, I may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, which may affect my ability to directly or indirectly, accept, acquire, sell or attempt to sell or otherwise dispose of shares of Common Stock, or rights to shares of Common Stock (e.g., options), or rights linked to the value of shares of Common Stock, during such times as I am considered to have “inside information” regarding the Company (as defined by the laws or regulations in the applicable jurisdiction(s)). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders I placed before possessing the inside information. Furthermore, I may be prohibited from (i) disclosing the inside information to any third party, including fellow employees and (ii) “tipping” third parties or causing them to otherwise buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. I acknowledge that it is my responsibility to comply with any applicable restrictions and understand that I should consult my personal legal advisor on such matters. In addition, I acknowledge having read the Company’s Insider Trading Policy, and agree to comply with such policy, as it may be amended from time to time, whenever I acquire or dispose of the Company’s securities. SECTION 14: FOREIGN ASSET/ACCOUNT, EXCHANGE CONTROL AND TAX REPORTING I may be subject to foreign asset/account, exchange control and/or tax reporting requirements as a result of the acquisition, holding and/or transfer of shares of Common Stock or cash resulting from my participation in the ESPP. I may be required to report such accounts, assets, the balances therein, the value thereof and/or the transactions related thereto to the applicable authorities in my country and/or repatriate funds received in connection with the ESPP within certain time limits or according to specified procedures. I acknowledge that I am responsible for ensuring compliance with any applicable foreign asset/account, exchange control and tax reporting requirements and should consult my personal legal and tax advisors on such matters. SECTION 15: LANGUAGE I acknowledge that I am sufficiently proficient in the English language or have consulted with an advisor who is sufficiently proficient in English so as to allow me to understand the terms and conditions of the Agreement and any other documents related to the ESPP. Furthermore, if I have received this Agreement, or any other document related to the options and/or the ESPP translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

SECTION 16: TERMINATION, MODIFICATION AND IMPOSITION OF OTHER REQUIREMENTS The Company, at its option, may elect to terminate, suspend or modify the terms of the ESPP at any time, to the extent permitted by the ESPP. I agree to be bound by such termination, suspension or modification regardless of whether notice is given to me of such event, subject in any case to my right to timely withdraw from the ESPP in accordance with the ESPP withdrawal procedures then in effect. The Company reserves the right to impose other requirements on my participation in the ESPP to the extent the Company determines it is necessary or advisable for legal or administrative reasons and to require me to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. SECTION 17: ACKNOWLEDGMENT AND SIGNATURE I acknowledge that I have received the ESPP Prospectus (which summarizes the major features of the ESPP) and that the ESPP is available online at sec.gov. I have read the ESPP and the ESPP Prospectus and my signature below indicates that I hereby agree to be bound by the terms of the ESPP. Signature: Date: